UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:                 August 14, 2003

MQ ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-101399	52-2148018
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4300 North Point Parkway

Alpharetta, Georgia 30022

(Address of Principal Executive Offices, Zip Code)

770-300-0101

(Registrants telephone number, including area code)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Number	Description of Exhibit

99.1	Press Release dated August 14, 2003.

Item 9.     Regulation FD Disclosure

Information is being provided under Item 12 of Form 8-K

On August 14, 2003, MQ Associates, Inc. issued a press release reporting its earnings for the quarter and six months ended June 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The attached press release is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and is not incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 14, 2003	MQ ASSOCIATES, INC.

	By:	/s/ Thomas C. Gentry
Name: Thomas C. Gentry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 14, 2003